Exhibit 10-8



                             AMENDMENT NO. 1 TO THE
               AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
                          OF PECO ENERGY CAPITAL, L.P.


          This Amendment No. 1 to the Amended and Restated Limited Partnership Agreement of PECO Energy Capital, L.P., a Delaware limited partnership (the "Partnership"), dated as of October 20, 1995 (this "Amendment"), is made by and among PECO Energy Capital Corp., as general partner of the Partnership, and the Persons who are limited partners of the Partnership.

          WHEREAS, PECO Energy Capital Corp. and PECO Energy Company have heretofore formed a limited partnership pursuant to the Delaware Act, by filing a Certificate of Limited Partnership of the Partnership with the Secretary of State of the State of Delaware on May 23, 1994, and entering into a Limited Partnership Agreement of the Partnership, dated as of May 23, 1994 (the "Original Agreement");

          WHEREAS, the Original Agreement was amended and restated in its entirety by the Amended and Restated Limited Partnership Agreement of the Partnership, dated as of July 25, 1994 (the "Partnership Agreement");

          WHEREAS, upon the admission of one Preferred Partner as a limited partner of the Partnership, the Class A Limited Partner withdrew from the Partnership as a limited partner of the Partnership and has no further interest in the Partnership;

          WHEREAS, the parties hereto desire to amend the Partnership Agreement as described herein; and

          WHEREAS, this Amendment does not adversely affect the powers, preferences or special rights of any series of Preferred Partner Interests.

          NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree to amend the Partnership Agreement as follows:

                              ARTICLE I- AMENDMENTS

          1.1. Article I of the Partnership Agreement is hereby amended to add a new definition of "Global Certificate" in its proper alphabetical order to read as follows:

               "Global Certificate" shall mean a Certificate issued in the form of a typewritten Certificate or Certificates representing the Book Entry Interests to be delivered to a Clearing Agency in accordance with Section 14.04.

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          1.2. Section 2.03 of the Partnership Agreement is hereby amended by inserting "(a)" immediately before the first sentence thereof and by adding a new subsection to said section to be designated as subsection "(b)" to read as follows:

                              (b) In furtherance of the purposes set forth in
               Section 2.03(a) and without limiting the generality thereof, the Partnership may issue Preferred Partner Interests for consideration other than cash, including Subordinated Debentures, which consideration shall constitute payment for the Preferred Partner Interests so issued.

          1.3. The last sentence of Section 3.01 of the Partnership Agreement is hereby deleted in its entirety and replaced with the following:

               Each Preferred Partner, or its predecessor in interest, will be deemed to have contributed to the capital of the Partnership the amount of the Purchase Price for the Preferred Partner Interests held by it.

          1.4. Section 8.04 of the Partnership Agreement is hereby amended by
(i) redesignating paragraph (h) thereof as paragraph (i), (ii) deleting the word "and" at the end of paragraph (g), and (iii) adding a new paragraph (h) to read as follows:

               (h) Enter into and perform one or more trust agreements or other organizational documents relating to the creation of one or more Preferred Partners that will own Preferred Partner Interests, including by entering into and performing agreements or documents referred to in such trust agreements or other organizational documents, in each case on behalf of the Partnership; and

          1.5. Section 14.04(d) of the Partnership Agreement is hereby amended by deleting the word "To" contained therein and substituting therefor the words "Subject in all respects to Section 14.07, to".

          1.6. The Partnership Agreement is hereby amended by adding a new
Section 14.07 in its proper numerical order to read as follows:

                              Section 14.07. Definitive Certificates on Original
               Issuance. Notwithstanding anything in this Agreement to the contrary, including, without limitation, Sections 14.04, 14.05 and 14.06, on original issuance, Certificates may but need not be issued to The Depository Trust Company in the form of a Global Certificate or Global Certificates in accordance with

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               Section 14.04, and may but need not be issued to any Person in the form of a Definitive Certificate or Definitive Certificates in accordance with this Section 14.07. Without limiting the generality of the foregoing, in connection with the original issuance of Certificates as Definitive Certificates in accordance with this Section 14.07, (i) a Clearing Agency or a nominee of the Clearing Agency that is a limited partner of the Partnership in accordance with Sections 14.03 and 14.04 with respect to one or more series of Preferred Partner Interests shall continue to be a limited partner of the Partnership notwithstanding the fact that another Person holding a Definitive Certificate issued in accordance with this Section 14.07 has been admitted to the Partnership as a limited partner of the Partnership with respect to one or more series of Preferred Partner Interests, and (ii) Sections 14.04, 14.05 and 14.06 shall be inapplicable to a Person holding a Definitive Certificate issued in accordance with this
               Section 14.07. The General Partner will appoint a registrar, transfer agent and paying agent for the Preferred Partner Interests. The Definitive Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the General Partner, as is evidenced by its execution thereof. Registration of transfers of Preferred Partner Interests will be effected without charge by or on behalf of the Partnership, but upon payment of any tax or other governmental charges which may be imposed in relation to it. The Partnership will not be required to register or cause to be registered the transfer of Preferred Partner Interests after such Preferred Partner Interests have been called for redemption. Any Person receiving a Definitive Certificate in accordance with this Section 14.07 shall be admitted to the Partnership as a Preferred Partner pursuant to Section 2.06.

          1.7. Exhibit A to the Partnership Agreement is hereby amended (a) by deleting the reference to "Cede & Co." contained therein and substituting for such reference a "________________," by deleting the reference to "1994" contained in the 31st line of the first paragraph thereof and substituting for such reference "199_," and (c) by deleting the reference to "1994" contained in the last paragraph thereof and substituting for such reference "199_."

                           ARTICLE II - MISCELLANEOUS

          2.1. Capitalized Terms. Capitalized terms used herein and not otherwise defined are used as defined in the Partnership Agreement.

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          2.2. Full Force and Effect. Except to the extent modified hereby, the
Partnership Agreement shall remain in full force and effect.

          2.3. Successors and Assigns. This Amendment shall be binding upon, and shall enure to the benefit of, the parties hereto and their respective successors and assigns.

          2.4. Counterparts. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart.

          2.5. Governing Law. This Amendment shall be interpreted in accordance with the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by such laws.

                                        GENERAL PARTNER:
                                        PECO ENERGY CAPITAL CORP.


                                        By:   /s/ J. Barry Mitchell
                                        Name:  J. Barry Mitchell
                                        Title: President


                                        PREFERRED PARTNERS:

                                        All Preferred Partners now and hereafter admitted as limited partners of the Partnership pursuant to Powers of Attorney now or hereafter executed in favor of, and delivered to, the General Partner.

                                        By:   /s/ J. Barry Mitchell
                                        Name:  J. Barry Mitchell
                                        Title: President



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